UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): MARCH 31, 2000


           DELAWARE                       0-24061               56-2065535
(State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                    Number)         Identification Number)


                                  US LEC CORP.
             (Exact name of registrant as specified in its charter)

            401 NORTH TRYON STREET, SUITE 1000
                 CHARLOTTE, NORTH CAROLINA                         28202
         (Address of principal executive offices)                (Zip Code)


       Registrant's Telephone Number, including area code: (704) 319-1000

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On March 31, 2000, the North Carolina Utilities Commission issued an order relieving BellSouth Telecommunications, Inc., of any obligation to pay reciprocal compensation to US LEC Corp. (the "Company") for minutes of use attributable to a network operated by Metacomm, LLC. This order will result in a material charge to earnings in the first quarter 2000. The Company's press release, dated April 3, 2000, included as Exhibit 20 to this report, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is being furnished with this report.

         EXHIBIT
         NUMBER                             DESCRIPTION

             20            US LEC Corp. press release dated April 3, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       US LEC Corp.


April 3, 2000                          By:    /s/ Michael K. Robinson
                                              -----------------------
                                       Name:  Michael K. Robinson
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                             DESCRIPTION

              20           US LEC Corp. press release dated April 3, 2000.